SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

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Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-12

CITIZENSSELECT FUNDS

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(Name of Registrant as Specified in Charter)

______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
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(1)               Title of each class of securities to which transaction applies: __________

(2)               Aggregate number of securities to which transaction applies:__________

(3)               Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________

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[ ]	Fee previously paid with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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    PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY AUGUST 8, 2013

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

CITIZENSSELECT FUNDS

Recently, we sent you proxy material regarding the Special Meeting of Shareholders that is scheduled for August 8, 2013. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the meeting as scheduled.

Your vote is important no matter the size of your Fund holdings. Please vote promptly so your vote can be received prior to the August 8, 2013 Special Meeting of Shareholders.

The Fund has made it very easy for you to vote. Chose one of the following methods:

          VOTE ONLINE                            VOTE BY MAIL                    VOTE BY PHONE

    Visit the Website noted                         Return the executed proxy                  Call the toll free touch-tone phone

    on your proxy card and                        card in the postage-paid                     number listed on your proxy card.

    enter the control number                       envelope provided so that we               Have your proxy card with control

    that appears on the proxy                     receive it by August 8, 2013.               number available. Follow the touch-

    card. Follow the on-screen                                                                             tone prompts to vote.

    prompts to vote.

THANK YOU FOR VOTING